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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  April 16, 1997
                                                  --------------

                               Memry Corporation
                 ---------------------------------------------
             (Exact name of registrant as specified in its charter)

Delaware                        0-14068                    06-1084424
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(State or other               (Commission                  (IRS Employer
 jurisdiction of               File Number)               Identification No.)
 incorporation)


            57 Commerce Drive, Brookfield, Connecticut        06804
            ----------------------------------------------------------
           (Address of principal executive offices)         (Zip Code)

Registrant's telephone number, including area code (203) 740-7311
                                                   ----------------

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         (Former name or former address, if changed since last report)



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Item 5.   Other Events.
          ------------

     On April 16, 1997, Memry Corporation, a Delaware corporation (the "Company"), announced that it had received a two-year exclusive blanket purchase order from United States Surgical Corporation for the supply of medical instrument assemblies, commencing April 1, 1997.

     The Company's press release dated April 16, 1997 is filed herewith as
Exhibit 20 and is incorporated herein by reference.


Item 7.   Financial Statements and Exhibits.
          ----------------------------------

     20.  Press release of the Company dated April 16, 1997.


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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            MEMRY CORPORATION



Date: May 5, 1997                           By:/s/ James G. Binch
                                               --------------------
                                               James G. Binch
                                               President



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                                 EXHIBIT INDEX



Exhibit No.      Description of Document
-----------      -----------------------


20.       Press release of the Company dated April 16, 1997. *



*    Filed electronically herewith.


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